UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 10, 2008

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2544
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2008, the Compensation and Organization Committee ("Committee") of the Board of Directors of Cleveland-Cliffs Inc (the "Company") approved a grant under the Company’s shareholder approved 2007 Incentive Equity Plan ("ICE Plan") for the Performance Period 2008-2010. The grant for executive officers, including the Company’s named executive officers, consisted of 75 percent of the total value of the grant in Performance Shares and 25 percent in Restricted Share Units. The grant of Performance Shares assumes 100 percent attainment of performance goals as determined by the Committee. The Restricted Share Units are subject to continued employment, are retention based, will vest at the end of the performance period for the Performance Shares, and are payable in shares at a time determined by the Committee in its discretion.

The following indicates the Performance Shares and the Restricted Share Units granted to the named executive officers of the Company.

Joseph A. Carrabba 17,250, 5,750
Laurie Brlas 5,400, 1,800
Donald J. Gallagher 5,325, 1, 775
William R. Calfee 4,050, 1,350

The Performance Shares granted under the ICE Plan measure performance for the period 2008-2010 on the basis of two factors, relative total shareholder return and three-year cumulative free cash flow, and are paid out in common shares. Free cash flow is defined as cash from operations less capital expenditures. A Restricted Share Unit records a unit equivalent to one common share, which vests and is distributed to the participant in stock upon completion of the performance period.

In the event the participant’s employment is terminated prior to the end of the three-year retention period because of death, disability, retirement or by the Company without cause, the participant will receive a pro rata portion of the Performance Shares and Restricted Share Units. In the event the participant voluntarily terminates employment or is terminated by the Company for cause prior to the end of the three-year performance period, the participant will forfeit the right to the Performance Shares and Restricted Share Units.

Upon the occurrence of a change in control, all Performance Shares and Restricted Share Units granted to a participant will vest and become nonforfeitable and will be paid out in stock.

The peer group has now been revised to include similarly situated companies in the North American mining and steel industries

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

March 14, 2008	By:	Traci L. Forrester

Name: Traci L. Forrester
Title: Assistant Secretary